EXCHANGE TRADED CONCEPTS TRUST

VelocityShares Equal Risk Weighted Large Cap ETF
(the “Fund”)

Supplement dated September 16, 2013, to the currently effective
Prospectus and Statement of Additional Information (“SAI”)

The Fund has changed the frequency with which it distributes net investment income.  Therefore, effective immediately, the following replaces the section “Fund Distributions” under “Dividends, Distributions and Taxes” in the Prospectus:

“Fund Distributions

The Fund pays out dividends from its net investment income, quarterly, and distributes net capital gains, if any, annually.”

Additionally, the following replaces the first sentence under “General Policies” under “Dividends and Distributions” in the SAI:

“General Policies.  Dividends from net investment income, if any, are declared and paid quarterly by the Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VEL-SK-001-0100